Earnings Conference Call 3 rd Quarter 2012 November 1 , 2012 Exhibit 99.2 st

Cautionary Statements Regarding
Forward-Looking Information
1 2012 3Q Earnings Release Slides 2012 3Q Earnings Release Slides
This presentation contains certain forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth
Edison Company, PECO Energy Company, Baltimore Gas and Electric Company and Exelon Generation
Company, LLC (Registrants) include those factors discussed herein, as well as the items discussed in (1)
Exelon’s 2011 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s
Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial
Statements and Supplementary Data: Note 18; (2) Constellation Energy Group’s 2011 Annual Report on Form
10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition
and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 12; (3) the
Registrant’s Second Quarter 2012 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A.
Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial
Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note
16; and (4) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-
looking statements to reflect events or circumstances after the date of this presentation.

2012 3Q Earnings Release Slides 2
3Q Update
•
Strong 3Q financial performance
Operating earnings of $0.77/share, above $0.65 - $0.75/share guidance range
•
Expect 2012 full year operating earnings of $2.75 - $2.95/share
Guidance increase driven by year-to-date financial performance and ICC Rehearing
Order
•
Merger is working
Expect to achieve $170M in merger related O&M synergies for 2012 and $550M run rate synergies starting in 2014
Includes additional $50M of O&M reductions starting in 2014
Expect to close Maryland asset divestiture in 4Q 2012
Benefiting from well-matched generation and load footprint
Integrated operations are seamless

Market Fundamentals: Upside in Power Prices

Medium & Long Term (2014+)
Market Dynamics
•
Low gas prices and MATS
(4)
rule are major drivers of coal retirements
•
~42 GW of coal retirements expected
(2)
. Includes ~27 GW of
retirements in 2014-2016
•
Internal view of $3-6/MWh upside in power prices not currently reflected in forward prices
•
Over 40% open in 2014, over 75% open in 2015 and mostly open in
2016 and beyond
•
Use of cross-commodity hedges leaves even more upside to heat rate expansion
Expected upside is the result of plant retirements, higher operating costs for compliance with environmental standards and a continued disconnect between heat rates and gas prices
PJM NiHub ATC Power
(Forecast vs Market)
(5)
-
1
2
3
4
5
6
7
2013 2014 2015 2016 2017
Retirement/Environmental Market Discount/Other
PJM West Hub ATC Power (Forecast vs
Market)
(5)
-
1
2
3
4
5
6
7
2013 2014 2015 2016 2017
Retirement/Environmental Market Discount/Other
(1)
Cross State Air Pollution Rule.
(2)
Retirements estimate is for the Eastern Interconnect as per Exelon’s internal projections.
(3)
Portfolio hedge percentages are shown as of 9/30/12.
(5)
Mercury and Air Toxics Standards.
(6)
Upside figures are rounded to the nearest $0.50/MWh and are based on 9/30/12 pricing.
         Note: Internal views assume normal weather patterns.
Market Dynamics
•
No major impact on power prices from CSAPR
(1)
being vacated
•
~15 GW of retirements expected
(2)
•
Volatile heat rates in 2012 due to volatile gas prices and
weather
•
Fully hedged in 2012 and greater than 85% hedged in 2013
Current & Near Term (2012/2013)
2012 3Q Earnings Release Slides
Portfolio
Portfolio Impact
(3)
Impact
(3)

Exelon Generation: Load Serving Update
2012 3Q Earnings Release Slides
Strategy
• Serve new customers as existing markets grow
and new markets open
Retail expected to grow at ~11% CAGR for 2011-
2015
Wholesale expected to remain static starting in
2013
• Improve market share in existing markets
• Cross sell suite of products to existing
customers  to create higher retention
• Leverage operational efficiency and national
footprint
2012E
30-40%
60-70%
165
175
2013E
25-35%
185
2015E 2014E
20-30%
170
55-65%
35-45%
2011A
170
90
80
Wholesale Load Total Contracted Retail Load
Retail & Wholesale Load (TWh)
(1)
65-75%
70-80%
(1)
(2)
(2)
2012 3Q Earnings Release Slides
+9%
0
50
100
150
200
• Expected load growth of 1% across the U.S.
• Switched market expected to grow by
approximately 11% in C&I from 2011 to 2015
• Switched market expected to grow by
approximately 22% in residential from 2011 to
2015
Retail Landscape
• Recently, the market has been impacted by
increased competition and aggressive pricing
• Our disciplined approach to pricing has led to a
reduction in expected volumes and margins
• Various channels to market are available to
optimize our generation
Execution
Numbers and percentages are rounded to the nearest 5.
Index load expected to be 20% to 30% of total forecasted retail load.

2012 3Q Earnings Release Slides 5
Exelon Generation: Gross Margin Update
September  30, 2012 June 30, 2012
Gross Margin Category ($M) (1) 2012 (2) 2013 2014 2015 2012 (2) 2013 2014
Open Gross Margin (2,3,4)
(including South, West, Canada hedged gross margin)
$4,500 $5,750 $6,050 $6,200 $4,450 $5,400 $5,850
Mark-to-Market of Hedges (4,5)
$3,200 $1,350 $500 $250 $3,100 $1,650 $600
Power New Business / To Go
$50 $500 $750 $950 $100 $550 $850
Non-Power Margins Executed
$300 $150 $100 $50 $250 $100 $100
Non-Power New Business / To Go
$100 $450 $500 $550 $150 $500 $500
Total Gross Margin
$8,150 $8,200 $7,900 $8,000 $8,050 $8,200 $7,900
(1) Gross margin rounded to nearest $50M.
(2)
(3) Excludes Maryland assets to be divested.
(4) Includes CENG Joint Venture.
(5)
Key Highlights of 3Q 2012
•
We have optimized our hedging during this volatile period and are back on ratable
•
Expect to employ a variety of strategies to leverage ourselves for expected upside
Position our regional portfolios within our Bull/Bear framework to best take advantage of various market anomalies
Further utilize cross-commodity hedges to protect against further downside in the natural gas market, while remaining open to our view that heat rates will expand
Our forward view continues to be that there is upside in power prices and our fleet is leveraged for that upside
September 30  gross margins reflect our new expectations for wholesale and retail load volumes and margins
Forward power market prices experienced sizeable swings through the 3  quarter th
rd
Stub period calculated by excluding Jan 2012 through mid-March 2012 for Constellation only.
Mark to Market of Hedges assumes mid-point of hedge percentages.

Exelon’s Financial Priorities & Actions
6 2012 3Q Earnings Release Slides
Priorities
• Number one priority is to maintain
investment grade across all
registrants
• Second priority is return value to our
shareholders through our dividend
• Third priority is investing in
sustainable growth projects
Actions
• Significant reduction in capital
expenditures in 2013-2015
• Deferral of Limerick and LaSalle
uprates to allow for power market
recovery
• Removed unidentified renewable
capex
• Further reduction in O&M of $50M
starting in 2014
2012 3Q Earnings Release Slides
Taking action to meet our top priorities through changes in spending plans and timing  of  investments to align with a power market recovery

Updating Exelon Generation Growth Capital Spend

•
Nuclear uprates capex reduced by $1,025M in 2012-2015
- Deferred Limerick EPU project completion from 2017 to 2021
- Deferred LaSalle EPU project completion another two years from 2018 to 2020
•
Eliminated unidentified wind and solar capex of $1,250M in 2013-2015
- Renewable projects will be pursued in the future if they meet our internal parameters
•
Peach Bottom EPU project to be completed as planned
- Strong returns (well above 10% IRR on a go forward basis) under range of different pricing scenarios
- Invested $55M to date, at ownership level
- At ownership, project is smallest of the EPUs with total capex of $415M through 2016; limited impact on balance sheet
•
Maintained Upstream Gas spend
- Strong returns (>12% IRR)
- Off-balance sheet financing
2012 3Q Earnings Release Slides
ExGen Growth Capex (June 2012 Analyst Day)
(in $M)
300
100
50
75
100
2015
200
100
2014
275
175
2013
850
575
225
2012
(1)
1,675
625
675
Wind Solar Upstream Gas Nuclear Uprates
(in $M)
ExGen Growth Capex (3Q 2012)
(1) 2012 CapEx includes CEG from merger close date.
EPU = Extended Power Uprate
400
375
475
50
100
100
425
1,125
2014
175
2013
1,225
75
675
2012
(1)
1,775
650
625
Nuclear Uprates Upstream Gas Solar Wind
2012 3Q Earnings Release Slides

2012 3Q Earnings Release Slides 8
ComEd Regulatory Update
• ICC Rehearing Order (issued 10/3/12) on pension asset, interest rate on cost reconciliation and average vs. year-end rate base
Reversed decision on pension asset by granting ComEd recovery on the cost of funding its pension
Upheld the decision to use average rate base (vs. ComEd’s position of using year end rate base)
Revised the decision on interest on reconciliation balances, granting a rate equal to the short term debt rate (vs. ComEd’s view of using WACC rate)
• As a result of the order, ComEd has deferred $450 million of capital expenditures from 2012-2014 to 2015 and beyond
• Filed a notice of appeal on 10/4/12 to challenge the interest rate on reconciliation and average rate base issues plus other items lost in May
2012 order

2012 3Q Earnings Release Slides 9
3Q 2012 Operating Results
•
Delivered non-GAAP operating earnings in 3Q of
$0.77/share (1) , above guidance expectations,
primarily due to:
ExGen
•
Portfolio optimization of $0.07/share
•
Lower than expected nuclear volume of
$(0.03)/share
ComEd
•
Favorable weather of $0.01/share
PECO
•
Favorable weather of $0.01/share
•
Higher than expected benefit of $0.02/share from
gas distribution tax repairs deduction
3Q 2012
$0.77
$0.53
$0.10
$0.14
$0.00
HoldCo
ExGen
ComEd
PECO
BGE
2012 3Q Results
(1)
Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.

2012 Projected Sources and Uses of Cash

($ in Millions)
2012 3Q Earnings Release Slides
(1) Exelon beginning cash balance as of  12/31/11. Excludes counterparty collateral activity.
(2) Includes $675 million of Constellation net collateral paid to counterparties prior to merger completion.
(3) Cash Flow from Operations primarily includes net cash flows provided by operating activities, estimated proceeds from Maryland clean coal fleet divestitures and net cash flows used in investing activities other than capital expenditures.
(4) Dividends are subject to declaration by the Board of Directors.
(5) Excludes PECO’s $225 million Accounts Receivable (A/R) Agreement with Bank of Tokyo. PECO’s A/R Agreement was extended in accordance with its terms through August 30, 2013.
(6) “Other” includes proceeds from options and expected changes in short-term debt.
(7) Includes cash flow activity from Holding Company, eliminations, and other corporate entities.  Represents Constellation cash flows from merger close through December 31, 2012.
(7)
Beginning Cash Balance
(1)
$550
Cash acquired from Constellation
(2)
150 n/a n/a 1,375 1,650
Cash Flow from Operations
(3)
250 1,175 900 3,475 5,825
CapEx (excluding other items below):
(425) (1,225) (350) (975) (3,050)
Nuclear Fuel n/a n/a n/a (1,150) (1,150)
Dividend
(4)
(1,725)
Nuclear Uprates n/a n/a n/a (300) (300)
Wind n/a n/a n/a (625) (625)
Solar n/a n/a n/a (675) (675)
Upstream n/a n/a n/a (75) (75)
Utility Smart Grid/Smart Meter (75) (50) (75) n/a (200)
Net Financing (excluding Dividend):
Debt Issuances
(5)
250 350 350 775 1,725
Debt Retirements (175) (450) (375) (125) (1,125)
Project Finance/Federal Financing Bank
Loan
n/a n/a n/a 375 375
Other
(6)
25 (25) (100)
Ending Cash Balance
(1)
$1,100

2012 3Q Earnings Release Slides 11
2012 Earnings Guidance
2012 Prior Guidance
$2.55 - $2.85
(1)
$0.30 - $0.40
$0.40 - $0.50
$0.05 - $0.15
HoldCo
ExGen
ComEd
PECO
BGE
(1)
2012 Revised Guidance
$2.75 - $2.95
(1)
$0.45 - $0.50
$0.40 - $0.50
$0.05 - $0.10
HoldCo
ExGen
ComEd
PECO
BGE
+ Impact of ICC Rehearing
Order on ComEd’s earnings
+ Higher than expected RNF
at ExGen in 3Q 2012
$1.75 - $1.95
$1.85 - $1.95
Updated FY 2012 operating earnings to $2.75 - $2.95/share
2012 guidance includes Constellation Energy and BGE earnings for March 12 – December 31, 2012. Based on expected 2012 average outstanding shares of 819M.  Guidance incorporates preliminary cost estimates of the impact of Hurricane Sandy. Earnings guidance for OpCos may not add up to consolidated EPS guidance.
Key Drivers of Change
in Full Year Guidance

2012 3Q Earnings Release Slides 12
Wrap Up
•
Strong financial performance in 2012; increasing and tightening our full year
2012 earnings guidance to $2.75 - $2.95/share
•
Expect $3 – 6/MWh upside to materialize in the forward curves in 2013
•
Right platform to take advantage of a power market recovery
•
Investment grade ratings and dividend are our top priorities
•
Timing our investments to align with a power market recovery
Commitment to protect and create shareholder value

13 APPENDIX 2012 3Q Earnings Release Slides

14 Exelon Generation Disclosures September 30, 2012 2012 3Q Earnings Release Slides

Portfolio Management Strategy
Protect Balance Sheet Ensure Earnings Stability Create Value
Align Hedging & Financials
Establishing Minimum Hedge Targets
Capital
Structure
Dividend
Capital &
Operating
Expenditure
Credit Rating
High End of Profit
Low End of Profit
% Hedged
Open Generation
with LT Contracts
Portfolio Management &
Optimization
Portfolio Management Over Time
Exercising Market Views
Purely ratable
Actual hedge %
Market views on timing, product
allocation and regional spreads
reflected in actual hedge %
Strategic Policy Alignment
•Aligns hedging program with
financial policies and financial
outlook
•Establish minimum hedge targets
to meet financial objectives of the
company (dividend, credit rating)
•Hedge enough commodity risk to
meet future cash requirements
under a stress scenario
Three-Year Ratable Hedging
•Ensure stability in near-term cash
flows and earnings
•Disciplined approach to hedging
•Tenor aligns with customer
preferences and market liquidity
•Multiple channels to market that
allow us to maximize margins
•Large open position in outer years
to benefit from price upside
Bull / Bear Program
•Ability to exercise fundamental
market views to create value within
the ratable framework
•Modified timing of hedges versus
purely ratable
•Cross-commodity hedging (heat
rate positions, options, etc.)
•Delivery locations, regional and
zonal spread relationships
2012 3Q Earnings Release Slides

Components of Gross Margin Categories
2012 3Q Earnings Release Slides 2012 3Q Earnings Release Slides
Margins move from new business to MtM of hedges over
the course of the year as sales are executed
Margins move from “Non power new business” to
“Non power executed” over the course of the year
Open Gross
Margin
MtM of
Hedges
(2)
“Power” New
Business
“Non Power”
Executed
“Non Power”
New Business
Gross margin linked to power production and sales
Gross margin from
other business activities
• MtM of power,
capacity and
ancillary hedges,
including cross
commodity, retail
and wholesale
load transactions
• Provided directly
at a consolidated
level for five major
regions. Provided
indirectly for each
of the five major
regions via EREP,
reference price,
hedge %, expected
generation
• Generation Gross
Margin at current
market prices,
including capacity
& ancillary
revenues, nuclear fuel
amortization
and fossils fuels
expense
• Exploration and
Production
• PPA Costs & Revenues
• Provided at a
consolidated level for
all regions (includes
hedged gross margin
for South, West &
Canada
(1)
)
• Retail, Wholesale
planned electric
sales
• Portfolio
Management new
business
• Mid marketing
new business
• Retail, Wholesale
executed gas sales
• Load Response
• Energy Efficiency
• BGE Home
• Distributed Solar
• Retail, Wholesale
planned gas sales
• Load Response
• Energy Efficiency
• BGE Home
• Distributed Solar
• Portfolio
Management /
origination fuels
new business
• Proprietary trading
(3)
(1) Hedged gross margins for South, West & Canada region will be included with Open Gross Margin, and no expected generation, hedge %, EREP or reference prices provided for this region.
(2) MtM of hedges provided directly for the five larger regions. MtM of hedges is not provided directly at the regional level but can be easily estimated using EREP, reference price and hedged MWh.
(3) Proprietary trading gross margins will remain within “Non Power” New Business category and not move to “Non Power” Executed category.

ExGen Disclosures
Gross Margin Category ($M)
(1,2)
2012
(3)
2013 2014 2015
Open Gross Margin (including South, West & Canada hedged GM)
(4,5)
$4,500 $5,750 $6,050 $6,200
Mark to Market of Hedges
(5,6)
$3,200 $1,350 $500 $250
Power New Business / To Go
$50 $500 $750 $950
Non-Power Margins Executed
$300 $150 $100 $50
Non-Power New Business / To Go
$100 $450 $500 $550
Total Gross Margin
$8,150 $8,200 $7,900 $8,000
Reference Prices
(7)
2012 2013 2014 2015
Henry Hub Natural Gas ($/MMbtu)
$2.77 $3.84 $4.18 $4.37
Midwest: NiHub ATC prices ($/MWh)
$28.95 $30.59 $31.34 $32.32
Mid-Atlantic: PJM-W ATC prices ($/MWh)
$33.93 $38.24 $39.44 $40.77
ERCOT-N ATC Spark Spread ($/MWh)
HSC Gas, 7.2HR, $2.50 VOM
$3.67 $8.37 $8.30 $7.15
New York: NY Zone A ($/MWh)
$30.85 $35.19 $35.98 $36.55
New England: Mass Hub ATC Spark Spread($/MWh)
ALQN Gas, 7.5HR, $0.50 VOM
$6.72 $4.42 $3.79 $4.07
2012 3Q Earnings Release Slides 2012 3Q Earnings Release Slides
(1) Gross margin does not include revenue related to decommissioning, Exelon Nuclear Partners and entities consolidated solely as a result of the application of FIN 46R.
(2) Gross margin rounded to nearest $50M.
(3) Stub period calculated by excluding Jan 2012 through mid-March 2012 for Constellation only.
(4) Excludes Maryland assets to be divested.
(5) Includes CENG Joint Venture.
(6)
(7) Based on September 30, 2012 market conditions.
Mark to Market of Hedges assumes mid - point of hedge percentages.

ExGen Disclosures
Generation and Hedges 2012
(1)
2013 2014 2015
Exp. Gen (GWh)
(4)
219,500 218,700 211,400 209,800
Midwest 100,700 97,400 97,500 99,000
Mid-Atlantic
(2,3)
71,800 75,000 72,200 71,800
ERCOT 19,900 18,500 16,900 15,800
New York
(3)
13,000 13,800 10,900 9,300
New England 14,100 14,000 13,900 13,900
% of Expected Generation Hedged
(5)
99-102% 88-91% 56-59% 21-24%
Midwest 99-102% 89-92% 56-59% 20-23%
Mid-Atlantic
(2,3)
99-102% 88-91% 57-60% 24-27%
ERCOT 96-99% 78-81% 53-56% 28-31%
New York
(3)
98-101% 92-95% 61-64% 15-18%
New England
97-100% 89-92% 51-54% 11-14%
Effective Realized Energy Price ($/MWh)
(6)
Midwest $42.00 $38.00 $35.00 $34.50
Mid-Atlantic
(2,3)
$56.00 $48.00 $47.50 $50.50
ERCOT
(7)
$9.00 $7.50 $5.00 $5.00
New York
(3)
$44.00 $36.00 $35.00 $52.00
New England
(7)
$8.00 $7.00 $4.00 $5.00
2012 3Q Earnings Release Slides 2012 3Q Earnings Release Slides
(1) Stub period calculated by excluding Jan 2012 through mid-March 2012 for Constellation only. (2) Excludes Maryland assets to be divested (3) Includes CENG Joint Venture. (4) Expected generation represents the amount of energy estimated to be generated or purchased through owned or contracted for capacity.  Expected generation is based upon a simulated dispatch model that makes assumptions regarding future market conditions, which are calibrated to market quotes for power, fuel, load following products, and options. Expected generation assumes 10 refueling outages in 2012 and 2013 and 11 refueling outages in 2014 and 2015 at Exelon-operated nuclear plants and Salem but excludes CENG.  Expected generation assumes capacity factors of 92.8%, 93.5%, 93.8%, and 93.3% in 2012, 2013, 2014 and 2015 at Exelon-operated nuclear plants excluding Salem and CENG. These estimates of expected generation in 2012,
2013, 2014 and 2015 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years.  (5) Percent of expected generation hedged is the amount of equivalent sales divided by expected generation.  Includes all hedging products, such as wholesale and retail sales of power, options and swaps. Uses expected value on options. (6) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged.  It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs and RPM capacity revenue, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations.  It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges. (7) Spark spreads shown for ERCOT and New England.

ExGen Hedged Gross Margin Sensitivities
Gross Margin Sensitivities (With Existing Hedges)
(1, 4)
2012 2013 2014 2015
Henry Hub Natural Gas ($/MMbtu)
(2)
+ $1/MMbtu $(5) $55 $400 $780
- $1/MMbtu $25 $(15) $(325) $(700)
NiHub ATC Energy Price
+ $5/MWh $(5) $40 $230 $390
- $5/MWh $5 $(35) $(230) $(385)
PJM-W ATC Energy Price
(2)
+ $5/MWh
$(5) $50 $165 $295
- $5/MWh $5 $(40) $(160) $(285)
NYPP Zone A ATC Energy Price
+ $5/MWh $5 $15 $35 $45
- $5/MWh
$(5) $(15) $(35) $(45)
Nuclear Capacity Factor
(3)
+/- 1% +/- $10 +/- $40 +/- $45 +/- $45
2012 3Q Earnings Release Slides 2012 3Q Earnings Release Slides
(1) Based on September 30, 2012 market conditions and hedged position. Gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically. Power prices sensitivities are derived by adjusting the power price assumption while keeping all other prices inputs constant. Due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered. (2) Excludes Maryland assets to be divested. (3) Includes CENG Joint Venture (4) Sensitivities based on commodity exposure which includes open generation and all committed transactions.

$11,050
$6,350
11,000
10,500
10,000
9,500
9,000
8,500
8,000
7,500
7,000
6,500
6,000
Approximate Gross Margin ($ million) (1,2,3)
2012
2013
2014
2015

Exelon.

Exelon Generation Hedged Gross Margin Upside/Risk
2012 3Q Earnings Release Slides 2012 3Q Earnings Release Slides
(1) Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percent confidence levels assuming all unhedged supply is sold into the spot market.  Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin in 2013 and 2014 do not represent earnings guidance or a forecast of future results as
Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products, and options as of September 30, 2012 (2) Gross Margin Upside/Risk based on commodity exposure which includes open generation and all committed transactions. (3) Excludes Maryland assets to be divested.
$8,200
$8,100
$8,500
$7,850
$8,950
$7,150

Illustrative Example of Modeling Exelon Generation
2013 Gross Margin
Row Item Midwest
Mid-
Atlantic
ERCOT
New
England
New York
South,
West &
Canada
(A) Start with fleet-wide open gross margin  $5.75 billion
(B) Expected Generation (TWh) 97.4 75.0 18.5 14.0 13.8
(C) Hedge % (assuming mid-point of range) 90.5% 89.5% 79.5% 90.5% 93.5%
(D=B*C) Hedged Volume (TWh) 88.2 67.1 14.7 12.7 12.9
(E) Effective Realized Energy Price ($/MWh) $38.00 $48.00 $7.50 $7.00 $36.00
(F) Reference Price ($/MWh)
$30.59 $38.24 $8.37 $4.42 $35.19
(G=E-F) Difference ($/MWh)
$7.41 $9.76 ($0.87) $2.58 $0.81
(H=D*G) Mark-to-market value of hedges ($ million)
(1)
$655 million $655 million ($15) million $35 million $10 million
(I=A+H) Hedged Gross Margin ($ million) $7,100 million
(J)
Power New Business / To Go ($ million)
$500 million
(K) Non-Power Margins Executed ($ million)
$150 million
(L) Non- Power New Business / To Go ($ million) $450 million
(N=I+J+K+L)
Total Gross Margin $8,200 million
(1) Mark-to-market rounded to the nearest $5 million.
2012 3Q Earnings Release Slides
2012 3Q Earnings Release Slides

ComEd Load Trends
-3%
-2%
-1%
0%
1%
2%
4Q12 3Q12 2Q12 1Q12 4Q11 3Q11 2Q11
1Q11
Gross Metro Product Residential Large C&I All Customer Classes
2011  3Q12        2012E (3)
Average Customer Growth 0.4%   0.3%     0.3%
Average Use-Per-Customer (1.7)% 1.1% (0.9)%
Total Residential (1.3)%    1.4%         (0.6)%
Small C&I (0.8)% (0.1)%     (0.2)%
Large C&I 0.6%   (0.8)%      (0.3)%
All Customer Classes (0.5)%    0.2%       (0.3)%
Weather-Normalized Electric Load Year-over-Year
Key Economic Indicators
Weather-Normalized Electric Load
(1) Source:  U.S. Dept. of Labor (September 2012) and Illinois
Department of Security (September 2012)
(2) Source: Global Insight (August 2012)
(3) Not adjusted for leap year
Chicago U.S.
Unemployment rate (1) 8.7% 7.8%
2012 annualized growth in
gross domestic/metro product (2) 1.7%                   2.1%
22 2012 3Q Earnings Release Slides
Notes: C&I = Commercial & Industrial. Global Insight re-stated 2011 GMP amounts in August 2012 so there will be a change since 2Q12 earnings release.
ComEd load activity impacts net income to the extent that it does not result in an ROE outside of the collar, which ensures that the earned ROE is within 0.5% of the allowed ROE.

4%
2%
0%
-2%
-4%
-6%
-8%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
All Customer Classes
Large C&I
Residential
Gross Metro Product

PECO Load Trends
2011  3Q12        2012E (3)
Average Customer Growth 0.3%   0.3%     0.4%
Average Use-Per-Customer 1.3% (3.9)% (2.4)%
Total Residential 1.7%     (3.6)%        (2.0)%
Small C&I (0.7)% (1.7)%     (3.5)%
Large C&I (3.3)%   (4.8)%      (2.4)%
All Customer Classes (0.9)%    (3.6)%      (2.4)%
Weather-Normalized Electric Load Year-over-Year
Key Economic Indicators Weather-Normalized Electric Load
(1) Source: U.S. Dept. of Labor (Sept 2012) - US
US Dept of Labor prelim. data (August 2012) - Philadelphia
(2) Source: Global Insight (August 2012)
(3) Not adjusted for leap year
Philadelphia U.S.
Unemployment rate (1) 8.8% 7.8%
2012 annualized growth in
gross domestic/metro product (2) 1.9%                   2.1%
2012 3Q Earnings Release Slides
Note: C&I = Commercial & Industrial.  Global Insight re-stated 2011 GMP amounts in August 2012 so there will be a change since 2Q12 earnings release.

BGE Load Trends
-8%
-6%
-4%
-2%
0%
2%
4%
6%
4Q12 3Q12 2Q12 1Q12 4Q11 3Q11 2Q11 1Q11
Gross Metro Product Residential Large C&I All Customer Classes
2011  3Q12        2012E (3)
Average Customer Growth 0.2%   0.0%     0.1%
Average Use-Per-Customer (4.4)% (1.4)% (1.3)%
Total Residential (4.3)%    (1.4)%        (1.2)%
Small C&I 0.8% 0.5%     (3.1)%
Large C&I 2.0%   (0.3)%      (0.6)%
All Customer Classes (1.1)%    (3.0)%      (2.2)%
Weather-Normalized Electric Load Year-over-Year
Key Economic Indicators Weather-Normalized Electric Load
(1) Source: U.S. Dept. of Labor (Sept 2012) - US
US Dept of Labor prelim. data (August 2012) - Baltimore
(2) Source: Global Insight (August 2012)
(3) Not adjusted for leap year
Baltimore U.S.
Unemployment rate (1) 7.7% 7.8%
2012 annualized growth in
gross domestic/metro product (2) 1.7%                   2.1%
2012 3Q Earnings Release Slides
Note: C&I = Commercial & Industrial.  Global Insight re-stated 2011 GMP amounts in August 2012 so there will be a change since June 2012 Analyst Day presentation.

BGE Rate Case (Updated to reflect 10/22/12 filing)
Rate Case Request
(1)
Electric Gas
Docket # 9299
Test Year October 2011 – September 2012
Common Equity Ratio 48.4%
Requested Returns ROE: 10.5%; ROR: 7.96%
Rate Base $2.7B $1B
Revenue Requirement Increase $131M $45M
Proposed Distribution Price
Increase as % of overall bill
4% 6%
Timeline
•10/22/12: Update 8 months actual/4 month estimated test period data with actuals for last 4 months
(June-Sept. 2012)
•11/9/12: BGE and staff/intervenors file rebuttal testimony
•11/20/12: Staff/Intervenors  and BGE file surrebuttal testimony
•12/3/12 – 12/18/12: Hearings
•1/11/13: Initial Briefs
•1/23/13: Reply Briefs
•2/23/13: Decision
•New rates are in effect shortly after the decision
(1)
2012 3Q Earnings Release Slides
Initial filing on 7/27/12 used 8 months of actuals and 4 months of projections for October 2011 – September 2012 time period and requested an ROR of 8.02%, electric revenue increase of $151M and gas revenue increase of $53M.  Rate base, equity ratio and ROE have not changed materially since the 7/27/12 filing.

Minimum Offer Price Rules (MOPR) Update

PJM is proposing modifications to the MOPR to ensure uneconomic generation does not distort market
•
Restructured MOPR
MOPR to apply to all new gas-fired and IGCC units in PJM, with limited exceptions
MOPR exemption to be available only to self-supply entities and competitive market entrants
MOPR floor to apply for three years, set at 100% of the net cost of new entry
•
Implementation/Timing
PJM currently reviewing restructured MOPR with all stakeholders
PJM expected to file for FERC approval by November 30, 2012
Exelon, other generators, and other stakeholders to support PJM’s filing
FERC approval expected in early February, 2013
PJM RPM
Auction
2015/16 –
May 2012
Stakeholder
Discussions -
Summer 2012
FERC Filing –
November  30, 2012
PJM RPM
Auction
2016/17 –
Spring 2013
FERC Ruling –
February 1, 2013
2012 3Q Earnings Release Slides
Note: IGCC = Integrated Gasification Combined Cycle.  FERC = Federal Energy Regulatory Commission.  RPM= Reliability Pricing Model.

Sufficient Liquidity
(1) Excludes commitments from Exelon’s Community and Minority Bank Credit Facility
(2) Available Capacity Under Facilities represents the unused commitments under the borrower’s credit agreements net of outstanding letters of credit and facility draws.
The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.
(3) Includes Exelon Corporate’s $500M credit facility and legacy Constellation credit facilities assumed as part of the merger, letters of credit and commercial paper outstanding.  Exelon will have unwound the $4.2B in credit facilities assumed from legacy Constellation by the end of the year.
($ in Millions)
Exelon Corp, ExGen, PECO and BGE facilities were amended and extended on August 10, 2012 to align maturities of facilities and secure liquidity and pricing through 2017
27
2012 3Q Earnings Release Slides
Aggregate Bank Commitments
(1)
600 1,000 600 5,600 9,800
Outstanding Facility Draws
-- -- -- -- --
Outstanding Letters of Credit
(1) (121) (1) (1,950) (2,089)
Available Capacity Under Facilities
(2)
599 879 599 3,650 7,711
Outstanding Commercial Paper
-- -- -- -- --
Available Capacity Less Outstanding
Commercial Paper
599 879 599 3,650 7,711
Available Capacity Under Bank Facilities as of October 24, 2012
(3)

ComEd Operating EPS Contribution
Key Drivers – 3Q12 vs. 3Q11 (1)
•
Share differential: $(0.04)
•
Decreased storm costs (2) : $0.04
•
Lower distribution revenue primarily due to
lower allowed ROE (3) : $(0.06)
(1)
(2)
(3)
3Q12
Actual Actual Normal
Heating Degree-Days        147           107          119
Cooling Degree-Days         785 859          613
3Q11
2012 3Q Earnings Release Slides
$0.43
$0.17
$0.27
$0.10
YTD 3Q
2011 2012
Net of costs recoverable through EIMA. During the fourth quarter of 2011, ComEd received a credit of $0.04 earnings per share, net of amortization, for the allowed recovery of certain 2011 storm costs pursuant to EIMA. During the fourth quarter of 2012, ComEd anticipates recording $0.10 earnings per share to recognize the impact of the ICC’s rehearing decision issued on
October 3, 2012.
Due to the true-up mechanism in the distribution formula rate, the primary driver of year-over-year change in earnings will be due to changes in allowed ROE, rate base and capital structure.
Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.

PECO Operating EPS Contribution
Key Drivers – 3Q12 vs. 3Q11 (1)
•
Lower income tax in 2011 due to electric
T&D tax repairs deduction: $(0.03)
•
Share differential: $(0.03)
•
Lower load growth: $(0.01)
•
Decreased storm costs: $0.02
•
Lower income tax in 2012 due to gas
distribution tax repairs deduction: $0.03
Note: T&D = Transmission and Distribution
3Q12
Actual Actual Normal
Heating Degree-Days        18              14              35
Cooling Degree-Days        1,109 1,138        934
3Q11
$0.47
$0.16
$0.38
$0.14
YTD 3Q
2011 2012
2012 3Q Earnings Release Slides
(1)
Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.

3Q GAAP EPS Reconciliation
Three Months Ended September 30, 2012 ExGen ComEd PECO BGE Other Exelon
2012 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.53 $0.10 $0.14 $(0.00) $(0.01) $0.77
Mark-to-market impact of economic hedging activities 0.01 - - - 0.01 0.02
Unrealized gains related to nuclear decommissioning trust funds 0.04 - - - - 0.04
Plant retirements and divestitures (0.22) - - - - (0.22)
Asset retirement obligation (0.01) - - - - (0.01)
Constellation merger and integration costs (0.04) - (0.00) (0.00) (0.00) (0.04)
Amortization of commodity contract intangibles (0.21) - - - - (0.21)
Amortization of the fair value of certain debt 0.00 - - - - 0.00
3Q 2012 GAAP Earnings (Loss) Per Share $0.11 $0.11 $0.14 $(0.00) $(0.00) $0.35
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.  Amounts may not add due to rounding.
Three Months Ended September 30, 2011 ExGen ComEd PECO Other Exelon
2011 Adjusted (non-GAAP) Operating Earnings Per Share $0.79 $0.17 $0.16 $0.01 $1.12
Mark-to-market impact of economic hedging activities (0.08) - - - (0.08)
Unrealized losses related to nuclear decommissioning trust funds (0.12) - - - (0.12)
Plant retirements and divestitures (0.00) - - - (0.00)
Asset retirement obligation (0.03) - 0.00 - (0.02)
Constellation merger and integration costs (0.00) (0.00) (0.00) (0.01) (0.02)
Other acquisition costs (0.01) - - - (0.01)
Wolf Hollow acquisition 0.03 - - - 0.03
3Q 2011 GAAP Earnings (Loss) Per Share $0.58 $0.17 $0.16 $(0.00) $0.90
2012 3Q Earnings Release Slides

YTD GAAP EPS Reconciliation
Nine Months Ended September 30, 2012 ExGen ComEd PECO BGE Other Exelon
2012 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $1.57 $0.27 $0.38 $0.04 $(0.05) $2.21
Mark-to-market impact of economic hedging activities
0.21 - - - 0.02 0.23
Unrealized gains related to nuclear decommissioning trust funds 0.07 - - - - 0.07
Plant retirements and divestitures
(0.25) - - - - (0.25)
Asset retirement obligation (0.01) - - - - (0.01)
Constellation merger and integration costs (0.16) - (0.01) (0.00) (0.08) (0.26)
Maryland commitments (0.03) - - (0.10) (0.15) (0.28)
Amortization of commodity contract intangibles (0.68) - - - - (0.68)
FERC settlement (0.22) - - - - (0.22)
Reassessment of state deferred income taxes 0.02 - - - 0.13 0.15
Amortization of the fair value of certain debt 0.01 - - - - 0.01
Other acquisition costs (0.00) - - - (0.00)
YTD 2012 GAAP Earnings (Loss) Per Share $0.53 $0.27 $0.37 $(0.07) $(0.13) $0.97
Nine Months Ended September 30, 2011 ExGen ComEd PECO Other Exelon
2011 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $2.47 $0.43 $0.47 $(0.03) $3.34
Mark-to-market impact of economic hedging activities
(0.34) - - - (0.34)
Unrealized losses related to nuclear decommissioning trust funds
(0.07) - - - (0.07)
Plant retirements and divestitures
(0.04) - - - (0.04)
Asset retirement obligation
(0.03) - 0.00 - (0.02)
Constellation merger and integration costs (0.00) (0.00) (0.00) (0.03) (0.04)
Other acquisitions costs
(0.01) - - - (0.01)
Wolf Hollow acquisition 0.03 - - - 0.03
Recovery of costs pursuant to the 2011 distribution rate case order
- 0.03 - - 0.03
Non-cash charge resulting from Illinois tax rate change legislation (0.03) (0.01) - (0.00) (0.04)
YTD 2011 GAAP Earnings (Loss) Per Share $1.99 $0.44 $0.47 $(0.07) $2.84
2012 3Q Earnings Release Slides
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.  Amounts may not add due to rounding.

GAAP to Operating Adjustments

• Exelon’s 2012 adjusted (non-GAAP) operating earnings outlook excludes the earnings effects of the following:
- Mark-to-market adjustments from economic hedging activities
- Unrealized gains and losses from nuclear decommissioning trust fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements
- Financial impacts associated with the planned retirement of fossil generating units and the expected sale in the fourth quarter of 2012 of three generating stations as required by the merger
- Changes in decommissioning obligation estimates
- Certain costs incurred related to the Constellation merger and integration initiatives
- Costs incurred as part of Maryland commitments in connection with the merger
- Non-cash amortization of intangible assets, net, related to commodity contracts recorded at fair value at the merger date
- Costs incurred as part of a March 2012 settlement with the Federal Energy Regulatory Commission
(FERC) related to Constellation’s prior period hedging and risk management transactions
- Changes in state deferred tax rates resulting from a reassessment of anticipated apportionment of
Exelon’s deferred taxes as a result of the merger
- Non-cash amortization of certain debt recorded at fair value at the merger date expected to be retired in
2013
- Certain costs incurred associated with other acquisitions
- Significant impairments of assets, including goodwill
- Other unusual items
- Significant changes to GAAP
• Operating earnings guidance assumes normal weather for remainder of the year
2012 3Q Earnings Release Slides